Exhibit 16.1

                                                                                                                                                                                                                                                                                                                                                                                                                                                      August 31, 2022

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Commissioners,

We have read the Item 4.01 included in the Form 8-K of Enservco Corporation, which we understand will be filed with the Securities and Exchange Commission on or soon after August 31, 2022 in regard to its change in auditors. We agree with the statements made regarding our firm. We have no basis to agree or disagree with other statements of the registrant contained therein.

                                                                                                                                                                                                                                                                                                                                                                       Very truly yours,

                                                                                                                                                                                                                                                                                                                                                                       /s/ Plante & Moran, PLLC

                                                                                                                                                                                                                                                                                                                                                                       Denver, Colorado